UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021

Panacea Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40311	98-1578154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

357 Tehama Street, Floor 3
San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

(415) 966-0807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PANA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 9, 2021, Panacea Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 Class A Ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), including the issuance of 2,250,000 Class A Ordinary Shares as a result of the underwriters’ exercise of their over-allotment option in full. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-254056):

●	Amended and Restated Memorandum and Articles of Association.

●	An Underwriting Agreement, dated April 6, 2021, between the Company and Cowen and Company, LLC, as representative of the several underwriters.

●	A Letter Agreement, dated April 6, 2021, among the Company, EcoR1 Panacea Holdings II, LLC (the “Sponsor”) and the Company’s officers and directors.

●	An Investment Management Trust Agreement, dated April 6, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated April 6, 2021, among the Company, the Sponsor and certain other security holders.

●	An Administrative Services Agreement, dated April 6, 2021, between the Company and the Sponsor.

●	A Private Placement Shares Purchase Agreement, dated April 6, 2021, between the Company and the Sponsor.

●	A Forward Purchase Agreement, dated April 6, 2021, among the Company, the Sponsor, LLC, EcoR1 Capital Fund, L.P. and EcoR1 Capital Fund Qualified, L.P.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Oleg Nodelman.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Scott Perlen.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Sarah Marriott.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Caroline Stout.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Scott Platshon.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Praveen Tipirneni.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Douglas E. Williams.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Nina Kjellson.

●	An Indemnity Agreement, dated April 6, 2021, between the Company and Douglas Giordano.

Item 3.02 Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 545,000 shares (the “Private Placement Shares”) to the Sponsor at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $5,450,000. The Private Placement Shares are identical to the Class A Ordinary Shares sold in the IPO except that, as long as the Sponsor or its permitted transferees beneficially own the Private Placement Shares, the Private Placement Shares are subject to certain transfer restrictions and the holders thereof are entitled to certain registration rights.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2021, in connection with the IPO, Oleg Nodelman, Douglas Giordano, Nina Kjellson, Praveen Tipirneni, and Douglas E. Williams were appointed to the board of directors of the Company (the “Board”). Effective April 6, 2021, Douglas Giordano, Praveen Tipirneni, and Douglas E. Williams were appointed to the Board’s Audit Committee, with Douglas Giordano serving as its chair. Nina Kjellson, Praveen Tipirneni and Douglas E. Williams were appointed to the Board’s Compensation Committee, with Nina Kjellson serving as its chair. Nina Kjellson, Praveen Tipirneni and Douglas E. Williams were appointed to the Board’s Nominating Committee, with Praveen Tipirneni serving as its chair.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Articles”), effective the same day. The terms of the Amended Articles are set forth in the Company’s registration statement (File No. 333-254056) and are incorporated herein by reference.

Item 8.01 Other Events.

A total of $172,500,000, comprised of proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Articles (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO but has not completed the initial business combination within such 24-month period) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or 27 months, as applicable), subject to applicable law.

On April 6, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated April 6, 2021, between the Company and Cowen and Company, LLC, as representative of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
10.1	Letter Agreement, dated April 6, 2021, among the Company, the Sponsor and the Company’s officers and directors.
10.2	Investment Management Trust Agreement, dated April 6, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated April 6, 2021, among the Company, the Sponsor and certain other security holders party thereto.
10.4	Private Placement Shares Purchase Agreement, dated April 6, 2021, between the Company and the Sponsor.
10.5	Administrative Services Agreement, dated April 6, 2021, between the Company and EcoR1 Capital, LLC.
10.6	Forward Purchase Agreement, dated April 6, 2021, among the Company, the Sponsor, EcoR1 Capital Fund, L.P. and EcoR1 Capital Fund Qualified, L.P.
10.7	An Indemnity Agreement, dated April 6, 2021, between the Company and Oleg Nodelman.
10.8	An Indemnity Agreement, dated April 6, 2021, between the Company and Scott Perlen.
10.9	An Indemnity Agreement, dated April 6, 2021, between the Company and Sarah Marriott.
10.10	An Indemnity Agreement, dated April 6, 2021, between the Company and Caroline Stout.
10.11	An Indemnity Agreement, dated April 6, 2021, between the Company and Scott Platshon.
10.12	An Indemnity Agreement, dated April 6, 2021, between the Company and Praveen Tipirneni.
10.13	An Indemnity Agreement, dated April 6, 2021, between the Company and Douglas E. Williams.
10.14	An Indemnity Agreement, dated April 6, 2021, between the Company and Nina Kjellson.
10.15	An Indemnity Agreement, dated April 6, 2021, between the Company and Douglas Giordano.
99.1	Press Release, announcing the pricing of the IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panacea Acquisition Corp. II

Date: April 14, 2021	By:	/s/ Scott Perlen
		Name:	Scott Perlen
		Title:	Chief Financial Officer

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